Property, Plant and Equipment, Net for Discontinued Operations Which were Included in Other Assets Held for Sale (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Impaired Long-Lived Assets Held and Used [Line Items]
Office building	$ 35,321	$ 3,440
Less: accumulated depreciation	(860)	(657)
Property, plant and equipment, net	34,461	2,783
Construction in progress	$ 75,869	$ 110,913